Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Third Quarter 2018

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended September 30, 2018 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2018 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except per share data and as noted)	2018	2018	2018	2017	2017	2018	2017			2018 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2018	2017	2017
Income Statement
Net interest income	$5,786	$5,551	$5,718	$5,813	$5,700	4%	2%	$17,055	$16,647	2%
Non-interest income	1,176	1,641	1,191	1,200	1,285	(28)	(8)	4,008	3,577	12
Total net revenue(1)	6,962	7,192	6,909	7,013	6,985	(3)	—	21,063	20,224	4
Provision for credit losses	1,268	1,276	1,674	1,926	1,833	(1)	(31)	4,218	5,625	(25)
Non-interest expense:
Marketing	504	425	414	460	379	19	33	1,343	1,210	11
Operating expenses	3,269	2,999	3,159	3,319	3,188	9	3	9,427	9,205	2
Total non-interest expense	3,773	3,424	3,573	3,779	3,567	10	6	10,770	10,415	3
Income from continuing operations before income taxes	1,921	2,492	1,662	1,308	1,585	(23)	21	6,075	4,184	45
Income tax provision	420	575	319	2,170	448	(27)	(6)	1,314	1,205	9
Income (loss) from continuing operations, net of tax	1,501	1,917	1,343	(862)	1,137	(22)	32	4,761	2,979	60
Income (loss) from discontinued operations, net of tax	1	(11)	3	(109)	(30)	**	**	(7)	(26)	(73)
Net income (loss)	1,502	1,906	1,346	(971)	1,107	(21)	36	4,754	2,953	61
Dividends and undistributed earnings allocated to participating securities(2)	(9)	(12)	(10)	(1)	(8)	(25)	13	(32)	(21)	52
Preferred stock dividends	(53)	(80)	(52)	(80)	(52)	(34)	2	(185)	(185)	—
Net income (loss) available to common stockholders	$1,440	$1,814	$1,284	$(1,052)	$1,047	(21)	38	$4,537	$2,747	65
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$3.01	$3.76	$2.63	$(1.95)	$2.22	(20)%	36%	$9.40	$5.73	64%
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.22)	(0.06)	**	**	(0.01)	(0.05)	(80)
Net income (loss) per basic common share	$3.01	$3.74	$2.64	$(2.17)	$2.16	(20)	39	$9.39	$5.68	65
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.99	$3.73	$2.61	$(1.95)	$2.20	(20)	36	$9.33	$5.68	64
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.22)	(0.06)	**	**	(0.01)	(0.05)	(80)
Net income (loss) per diluted common share	$2.99	$3.71	$2.62	$(2.17)	$2.14	(19)	40	$9.32	$5.63	66
Weighted-average common shares outstanding (in millions):
Basic	477.8	485.1	486.9	485.7	484.9	(2)	(1)	483.2	483.7	—
Diluted	480.9	488.3	490.8	485.7	489.0	(2)	(2)	486.7	488.1	—
Common shares outstanding (period-end, in millions)	473.7	478.4	485.9	485.5	484.4	(1)	(2)	473.7	484.4	(2)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.20	$1.20	—
Tangible book value per common share (period-end)(3)	66.15	63.86	61.29	60.28	63.06	4	5	66.15	63.06	5

						2018 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions)	2018	2018	2018	2017	2017	2018	2017			2018 vs.
	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2018	2017	2017
Balance Sheet (Period-End)
Loans held for investment	$238,761	$236,124	$248,256	$254,473	$252,422	1%	(5)%	$238,761	$252,422	(5)%
Interest-earning assets	331,293	332,167	332,251	334,124	329,002	—	1	331,293	329,002	1
Total assets	362,909	363,989	362,857	365,693	361,402	—	—	362,909	361,402	—
Interest-bearing deposits	222,356	222,605	224,671	217,298	212,956	—	4	222,356	212,956	4
Total deposits	247,195	248,225	250,847	243,702	239,062	—	3	247,195	239,062	3
Borrowings	52,205	53,310	50,693	60,281	59,458	(2)	(12)	52,205	59,458	(12)
Common equity	46,277	45,566	44,842	44,370	45,794	2	1	46,277	45,794	1
Total stockholders’ equity	50,638	49,926	49,203	48,730	50,154	1	1	50,638	50,154	1
Balance Sheet (Average Balances)
Loans held for investment	$236,766	$240,758	$249,726	$252,566	$245,822	(2)%	(4)%	$242,369	$243,205	—
Interest-earning assets	330,272	333,495	330,183	330,742	322,015	(1)	3	331,318	319,497	4%
Total assets	360,937	363,929	362,049	363,045	355,191	(1)	2	362,293	352,216	3
Interest-bearing deposits	221,431	223,079	219,670	215,258	213,137	(1)	4	221,400	213,508	4
Total deposits	246,720	248,790	245,270	241,562	238,843	(1)	3	246,932	239,316	3
Borrowings	51,684	52,333	54,588	58,109	54,271	(1)	(5)	52,858	52,159	1
Common equity	46,407	45,466	44,670	46,350	45,816	2	1	45,521	44,772	2
Total stockholders’ equity	50,768	49,827	49,031	50,710	50,176	2	1	49,882	49,132	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2018 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2018	2018	2018	2017	2017	2018		2017				2018 vs.
	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2018	2017	2017
Performance Metrics
Net interest income growth (period over period)	4%	(3)%	(2)%	2%	4%	**		**		2%	8%	**
Non-interest income growth (period over period)	(28)	38	(1)	(7)	4	**		**		12	2	**
Total net revenue growth (period over period)	(3)	4	(1)	—	4	**		**		4	7	**
Total net revenue margin(4)	8.43	8.63	8.37	8.48	8.68	(20	)bps	(25	)bps	8.48	8.44	4	bps
Net interest margin(5)	7.01	6.66	6.93	7.03	7.08	35		(7)		6.86	6.95	(9)
Return on average assets	1.66	2.11	1.48	(0.95)	1.28	(45)		38		1.75	1.13	62
Return on average tangible assets(6)	1.74	2.20	1.55	(0.99)	1.34	(46)		40		1.83	1.18	65
Return on average common equity(7)	12.40	16.06	11.47	(8.14)	9.40	(4)%		3%		13.31	8.26	5%
Return on average tangible common equity(8)	18.32	23.99	17.32	(12.12)	14.11	(6)		4		19.88	12.56	7
Non-interest expense as a percentage of average loans held for investment	6.37	5.69	5.72	5.98	5.80	68	bps	57	bps	5.92	5.71	21	bps
Efficiency ratio(9)	54.19	47.61	51.72	53.89	51.07	7%		3%		51.13	51.50	—
Operating efficiency ratio(10)	46.95	41.70	45.72	47.33	45.64	5		1		44.76	45.52	(1)%
Effective income tax rate for continuing operations	21.9	23.1	19.2	165.9	28.3	(1)		(6)		21.6	28.8	(7)
Employees (in thousands), period-end	47.6	47.8	47.9	49.3	50.4	—		(6)		47.6	50.4	(6)
Credit Quality Metrics
Allowance for loan and lease losses	$7,219	$7,368	$7,567	$7,502	$7,418	(2)%		(3)%		$7,219	$7,418	(3)%
Allowance as a percentage of loans held for investment	3.02%	3.12%	3.05%	2.95%	2.94%	(10	)bps	8	bps	3.02%	2.94%	8	bps
Net charge-offs	$1,425	$1,459	$1,618	$1,828	$1,606	(2)%		(11)%		$4,502	$4,734	(5)%
Net charge-off rate(11)	2.41%	2.42%	2.59%	2.89%	2.61%	(1	)bps	(20	)bps	2.48%	2.60%	(12	)bps
30+ day performing delinquency rate	3.28	2.88	2.72	3.23	2.93	40		35		3.28	2.93	35
30+ day delinquency rate	3.48	3.05	2.91	3.48	3.24	43		24		3.48	3.24	24
Capital Ratios(12)
Common equity Tier 1 capital	11.2%	11.1%	10.5%	10.3%	10.7%	10	bps	50	bps	11.2%	10.7%	50	bps
Tier 1 capital	12.8	12.6	12.0	11.8	12.2	20		60		12.8	12.2	60
Total capital	15.2	15.1	14.5	14.4	14.8	10		40		15.2	14.8	40
Tier 1 leverage	10.6	10.3	10.1	9.9	10.5	30		10		10.6	10.5	10
Tangible common equity (“TCE”)(13)	9.0	8.8	8.6	8.3	8.8	20		20		9.0	8.8	20

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2018 Q3 vs.		Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018	2017			2018 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2018	2017	2017
Interest income:
Loans, including loans held for sale	$6,247	$5,989	$6,134	$6,133	$5,960	4%	5%	$18,370	$17,255	6%
Investment securities	593	539	452	431	431	10	38	1,584	1,280	24
Other	55	68	51	40	29	(19)	90	174	83	110
Total interest income	6,895	6,596	6,637	6,604	6,420	5	7	20,128	18,618	8
Interest expense:
Deposits	681	622	539	457	410	9	66	1,842	1,145	61
Securitized debt obligations	127	124	107	91	85	2	49	358	236	52
Senior and subordinated notes	288	289	251	209	194	—	48	828	522	59
Other borrowings	13	10	22	34	31	30	(58)	45	68	(34)
Total interest expense	1,109	1,045	919	791	720	6	54	3,073	1,971	56
Net interest income	5,786	5,551	5,718	5,813	5,700	4	2	17,055	16,647	2
Provision for credit losses	1,268	1,276	1,674	1,926	1,833	(1)	(31)	4,218	5,625	(25)
Net interest income after provision for credit losses	4,518	4,275	4,044	3,887	3,867	6	17	12,837	11,022	16
Non-interest income:
Interchange fees, net	714	723	643	665	662	(1)	8	2,080	1,908	9
Service charges and other customer-related fees	410	391	432	394	414	5	(1)	1,233	1,203	2
Net securities gains (losses)	(196)	(1)	8	1	68	**	**	(189)	64	**
Other	248	528	108	140	141	(53)	76	884	402	120
Total non-interest income	1,176	1,641	1,191	1,200	1,285	(28)	(8)	4,008	3,577	12
Non-interest expense:
Salaries and associate benefits	1,432	1,430	1,520	1,521	1,524	—	(6)	4,382	4,378	—
Occupancy and equipment	515	503	490	523	471	2	9	1,508	1,416	6
Marketing	504	425	414	460	379	19	33	1,343	1,210	11
Professional services	275	234	210	274	297	18	(7)	719	823	(13)
Communications and data processing	311	317	306	306	294	(2)	6	934	871	7
Amortization of intangibles	44	43	44	61	61	2	(28)	131	184	(29)
Other	692	472	589	634	541	47	28	1,753	1,533	14
Total non-interest expense	3,773	3,424	3,573	3,779	3,567	10	6	10,770	10,415	3
Income from continuing operations before income taxes	1,921	2,492	1,662	1,308	1,585	(23)	21	6,075	4,184	45
Income tax provision	420	575	319	2,170	448	(27)	(6)	1,314	1,205	9
Income (loss) from continuing operations, net of tax	1,501	1,917	1,343	(862)	1,137	(22)	32	4,761	2,979	60
Income (loss) from discontinued operations, net of tax	1	(11)	3	(109)	(30)	**	**	(7)	(26)	(73)
Net income (loss)	1,502	1,906	1,346	(971)	1,107	(21)	36	4,754	2,953	61
Dividends and undistributed earnings allocated to participating securities(2)	(9)	(12)	(10)	(1)	(8)	(25)	13	(32)	(21)	52
Preferred stock dividends	(53)	(80)	(52)	(80)	(52)	(34)	2	(185)	(185)	—
Net income (loss) available to common stockholders	$1,440	$1,814	$1,284	$(1,052)	$1,047	(21)	38	$4,537	$2,747	65

						2018 Q3 vs.		Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018	2017			2018 vs.
(Dollars in millions, except per share data and as noted)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2018	2017	2017
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$3.01	$3.76	$2.63	$(1.95)	$2.22	(20)%	36%	$9.40	$5.73	64%
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.22)	(0.06)	**	**	(0.01)	(0.05)	(80)
Net income (loss) per basic common share	$3.01	$3.74	$2.64	$(2.17)	$2.16	(20)	39	$9.39	$5.68	65
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$2.99	$3.73	$2.61	$(1.95)	$2.20	(20)	36	$9.33	$5.68	64
Income (loss) from discontinued operations	—	(0.02)	0.01	(0.22)	(0.06)	**	**	(0.01)	(0.05)	(80)
Net income (loss) per diluted common share	$2.99	$3.71	$2.62	$(2.17)	$2.14	(19)	40	$9.32	$5.63	66
Weighted-average common shares outstanding (in millions):
Basic common shares	477.8	485.1	486.9	485.7	484.9	(2)	(1)	483.2	483.7	—
Diluted common shares	480.9	488.3	490.8	485.7	489.0	(2)	(2)	486.7	488.1	—
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—	$1.20	$1.20	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2018 Q3 vs.
	2018	2018	2018	2017	2017	2018	2017
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,547	$4,499	$4,220	$4,458	$4,154	1%	9%
Interest-bearing deposits and other short-term investments	6,335	7,774	9,788	9,582	4,330	(19)	46
Total cash and cash equivalents	10,882	12,273	14,008	14,040	8,484	(11)	28
Restricted cash for securitization investors	746	1,023	309	312	304	(27)	145
Investment securities:
Securities available for sale	47,384	50,691	47,155	37,655	39,742	(7)	19
Securities held to maturity	34,631	33,464	23,075	28,984	28,650	3	21
Total investment securities	82,015	84,155	70,230	66,639	68,392	(3)	20
Loans held for investment:
Unsecuritized loans held for investment	204,796	201,222	213,313	218,806	217,659	2	(6)
Loans held in consolidated trusts	33,965	34,902	34,943	35,667	34,763	(3)	(2)
Total loans held for investment	238,761	236,124	248,256	254,473	252,422	1	(5)
Allowance for loan and lease losses	(7,219)	(7,368)	(7,567)	(7,502)	(7,418)	(2)	(3)
Net loans held for investment	231,542	228,756	240,689	246,971	245,004	1	(5)
Loans held for sale, at lower of cost or fair value	1,402	1,480	1,498	971	1,566	(5)	(10)
Premises and equipment, net	4,149	4,095	4,055	4,033	3,955	1	5
Interest receivable	1,518	1,493	1,496	1,536	1,426	2	6
Goodwill	14,513	14,531	14,536	14,533	14,532	—	—
Other assets	16,142	16,183	16,036	16,658	17,739	—	(9)
Total assets	$362,909	$363,989	$362,857	$365,693	$361,402	—	—

						2018 Q3 vs.
	2018	2018	2018	2017	2017	2018	2017
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3
Liabilities:
Interest payable	$391	$450	$353	$413	$301	(13)%	30%
Deposits:
Non-interest-bearing deposits	24,839	25,620	26,176	26,404	26,106	(3)	(5)
Interest-bearing deposits	222,356	222,605	224,671	217,298	212,956	—	4
Total deposits	247,195	248,225	250,847	243,702	239,062	—	3
Securitized debt obligations	18,649	19,649	18,665	20,010	17,087	(5)	9
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	384	553	656	576	767	(31)	(50)
Senior and subordinated notes	31,291	32,920	31,051	30,755	28,420	(5)	10
Other borrowings	1,881	188	321	8,940	13,184	**	(86)
Total other debt	33,556	33,661	32,028	40,271	42,371	—	(21)
Other liabilities	12,480	12,078	11,761	12,567	12,427	3	—
Total liabilities	312,271	314,063	313,654	316,963	311,248	(1)	—

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	31,978	31,868	31,779	31,656	31,526	—	1
Retained earnings	34,883	33,626	31,996	30,700	31,946	4	9
Accumulated other comprehensive loss	(1,877)	(1,793)	(1,599)	(926)	(622)	5	**
Treasury stock, at cost	(14,353)	(13,782)	(12,980)	(12,707)	(12,703)	4	13
Total stockholders’ equity	50,638	49,926	49,203	48,730	50,154	1	1
Total liabilities and stockholders’ equity	$362,909	$363,989	$362,857	$365,693	$361,402	—	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $305 million in Q3 2018, $309 million in Q2 2018, $335 million in Q1 2018, $377 million in Q4 2017 and $356 million in Q3 2017 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(6)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(7)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(8)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(10)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q3 2018 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2018 Q3			2018 Q2			2017 Q3
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$238,150	$6,247	10.49%	$242,043	$5,989	9.90%	$247,022	$5,960	9.65%
Investment securities	83,894	593	2.83	79,829	539	2.70	69,302	431	2.49
Cash equivalents and other	8,228	55	2.66	11,623	68	2.34	5,691	29	2.04
Total interest-earning assets	$330,272	$6,895	8.35	$333,495	$6,596	7.91	$322,015	$6,420	7.97
Interest-bearing liabilities:
Interest-bearing deposits	$221,431	$681	1.23	$223,079	$622	1.12	$213,137	$410	0.77
Securitized debt obligations	18,917	127	2.68	19,147	124	2.59	17,598	85	1.93
Senior and subordinated notes	31,660	288	3.63	32,250	289	3.58	28,753	194	2.70
Other borrowings and liabilities	3,084	13	1.67	4,132	10	0.97	9,320	31	1.33
Total interest-bearing liabilities	$275,092	$1,109	1.62	$278,608	$1,045	1.50	$268,808	$720	1.07
Net interest income/spread		$5,786	6.73		$5,551	6.41		$5,700	6.90
Impact of non-interest-bearing funding			0.28			0.25			0.18
Net interest margin			7.01%			6.66%			7.08%

	Nine Months Ended September 30,
	2018			2017
	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)	Average Balance	Interest Income/Expense(1)	Yield/Rate(1)
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$243,653	$18,370	10.05%	$244,097	$17,255	9.43%
Investment securities	77,819	1,584	2.71	68,862	1,280	2.48
Cash equivalents and other	9,846	174	2.36	6,538	83	1.69
Total interest-earning assets	$331,318	$20,128	8.10	$319,497	$18,618	7.77
Interest-bearing liabilities:
Interest-bearing deposits	$221,400	$1,842	1.11	$213,508	$1,145	0.72
Securitized debt obligations	19,251	358	2.46	17,726	236	1.78
Senior and subordinated notes	31,452	828	3.51	27,140	522	2.56
Other borrowings and liabilities	4,674	45	1.28	8,434	68	1.08
Total interest-bearing liabilities	$276,777	$3,073	1.49	$266,808	$1,971	0.98
Net interest income/spread		$17,055	6.61		$16,647	6.79
Impact of non-interest-bearing funding			0.25			0.16
Net interest margin			6.86%			6.95%
__________

(1)
Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting. In the first quarter of 2018, we adopted Accounting Standard Update No. 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities. As a result, interest income and interest expense amounts shown above include $2 million and $10 million for Q3 2018, and $1 million and $36 million for the nine months ended September 30, 2018, respectively, related to hedge ineffectiveness that was previously included in other non-interest income.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2018 Q3 vs.		Nine Months Ended September 30,
(Dollars in millions, except as noted)	2018 Q3	2018 Q2	2018 Q1	2017 Q4	2017 Q3	2018 Q2	2017 Q3	2018	2017	2018 vs. 2017
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$101,564	$100,714	$98,535	$105,293	$99,981	1%	2%	$101,564	$99,981	2%
International card businesses	9,121	9,063	9,041	9,469	9,149	1	—	9,121	9,149	—
Total credit card	110,685	109,777	107,576	114,762	109,130	1	1	110,685	109,130	1
Consumer banking:
Auto	56,422	55,781	54,811	53,991	53,290	1	6	56,422	53,290	6
Home loan(1)	—	—	16,630	17,633	18,820	**	**	—	18,820	**
Retail banking	2,907	2,946	3,233	3,454	3,454	(1)	(16)	2,907	3,454	(16)
Total consumer banking	59,329	58,727	74,674	75,078	75,564	1	(21)	59,329	75,564	(21)
Commercial banking:
Commercial and multifamily real estate	29,064	28,292	27,360	26,150	27,944	3	4	29,064	27,944	4
Commercial and industrial	39,325	38,948	38,208	38,025	39,306	1	—	39,325	39,306	—
Total commercial lending	68,389	67,240	65,568	64,175	67,250	2	2	68,389	67,250	2
Small-ticket commercial real estate	358	369	385	400	420	(3)	(15)	358	420	(15)
Total commercial banking	68,747	67,609	65,953	64,575	67,670	2	2	68,747	67,670	2
Other loans	—	11	53	58	58	**	**	—	58	**
Total loans held for investment	$238,761	$236,124	$248,256	$254,473	$252,422	1	(5)	$238,761	$252,422	(5)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$100,566	$98,895	$100,450	$101,087	$93,729	2%	7%	$99,970	$92,847	8%
International card businesses	8,944	8,998	9,052	8,942	8,816	(1)	1	8,998	8,411	7
Total credit card	109,510	107,893	109,502	110,029	102,545	1	7	108,968	101,258	8
Consumer banking:
Auto	56,297	55,298	54,344	53,747	52,615	2	7	55,320	50,711	9
Home loan(1)	—	8,098	17,224	18,109	19,302	**	**	8,377	20,211	(59)
Retail banking	2,923	3,084	3,429	3,433	3,446	(5)	(15)	3,144	3,473	(9)
Total consumer banking	59,220	66,480	74,997	75,289	75,363	(11)	(21)	66,841	74,395	(10)
Commercial banking:
Commercial and multifamily real estate	28,354	27,302	26,542	27,770	27,703	4	2	27,406	27,235	1
Commercial and industrial	39,318	38,686	38,246	39,020	39,723	2	(1)	38,754	39,804	(3)
Total commercial lending	67,672	65,988	64,788	66,790	67,426	3	—	66,160	67,039	(1)
Small-ticket commercial real estate	364	376	393	410	433	(3)	(16)	378	453	(17)
Total commercial banking	68,036	66,364	65,181	67,200	67,859	3	—	66,538	67,492	(1)
Other loans	—	21	46	48	55	**	**	22	60	(63)
Total average loans held for investment	$236,766	$240,758	$249,726	$252,566	$245,822	(2)	(4)	$242,369	$243,205	—

						2018 Q3 vs.				Nine Months Ended September 30,
(Dollars in millions, except as noted)	2018 Q3	2018 Q2	2018 Q1	2017 Q4	2017 Q3	2018 Q2		2017 Q3		2018	2017	2018 vs. 2017
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	4.35%	4.72%	5.26%	5.08%	4.64%	(37	)bps	(29	)bps	4.78%	4.96%	(18	)bps
International card businesses	1.92	4.14	2.49	3.92	3.08	(222)		(116)		2.85	3.60	(75)
Total credit card(2)	4.15	4.67	5.03	4.99	4.51	(52)		(36)		4.62	4.85	(23)
Consumer banking:
Auto	1.73	1.32	1.53	2.12	1.96	41		(23)		1.53	1.77	(24)
Home loan(1)	—	—	(0.03)	0.23	0.02	**		**		(0.02)	0.03	**
Retail banking	2.62	2.07	1.89	1.94	2.10	55		52		2.18	1.91	27
Total consumer banking	1.77	1.19	1.19	1.66	1.47	58		30		1.36	1.30	6
Commercial banking:
Commercial and multifamily real estate	0.04	—	—	(0.01)	(0.01)	4		5		0.01	0.01	—
Commercial and industrial	0.25	(0.07)	0.20	1.47	1.64	32		(139)		0.13	1.07	(94)
Total commercial lending	0.16	(0.04)	0.12	0.86	0.97	20		(81)		0.08	0.64	(56)
Small-ticket commercial real estate	0.56	(0.40)	(0.18)	(0.05)	0.12	96		44		(0.02)	0.33	(35)
Total commercial banking	0.16	(0.04)	0.11	0.85	0.96	20		(80)		0.08	0.64	(56)
Total net charge-offs	2.41	2.42	2.59	2.89	2.61	(1)		(20)		2.48	2.60	(12)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.80%	3.32%	3.57%	4.01%	3.94%	48	bps	(14	)bps	3.80%	3.94%	(14	)bps
International card businesses	3.55	3.39	3.62	3.64	3.54	16		1		3.55	3.54	1
Total credit card	3.78	3.32	3.58	3.98	3.91	46		(13)		3.78	3.91	(13)
Consumer banking:
Auto	6.27	5.57	5.15	6.51	5.71	70		56		6.27	5.71	56
Home loan(1)	—	—	0.20	0.20	0.17	**		**		—	0.17	**
Retail banking	0.80	0.84	0.75	0.76	0.73	(4)		7		0.80	0.73	7
Total consumer banking	6.01	5.33	3.86	4.76	4.10	68		191		6.01	4.10	191
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.22%	0.22%	0.25%	0.25%	0.28%	—		(6	)bps	0.22%	0.28%	(6	)bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Consumer banking:
Auto	0.70	0.55	0.50	0.70	0.65	15	bps	5		0.70	0.65	5
Home loan(1)	—	—	0.86	1.00	0.84	**		**		—	0.84	**
Retail banking	1.13	1.15	1.04	1.00	0.97	(2)		16		1.13	0.97	16
Total consumer banking	0.72	0.58	0.61	0.78	0.71	14		1		0.72	0.71	1
Commercial banking:
Commercial and multifamily real estate	0.13	0.01	0.01	0.15	0.23	12		(10)		0.13	0.23	(10)
Commercial and industrial	0.55	0.57	0.78	0.63	1.82	(2)		(127)		0.55	1.82	(127)
Total commercial lending	0.37	0.33	0.46	0.43	1.16	4		(79)		0.37	1.16	(79)
Small-ticket commercial real estate	1.65	1.18	1.46	1.65	1.59	47		6		1.65	1.59	6
Total commercial banking	0.38	0.34	0.47	0.44	1.16	4		(78)		0.38	1.16	(78)
Total nonperforming loans	0.30	0.25	0.32	0.35	0.54	5		(24)		0.30	0.54	(24)
Total nonperforming assets	0.33	0.30	0.35	0.41	0.60	3		(27)		0.33	0.60	(27)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended September 30, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Other	Total
Allowance for loan and lease losses:
Balance as of June 30, 2018	$5,260	$364	$5,624	$1,060	$60	$1,120	$624	—	$7,368
Charge-offs	(1,403)	(125)	(1,528)	(447)	(22)	(469)	(48)	$1	(2,044)
Recoveries	309	82	391	204	3	207	21	—	619
Net charge-offs	(1,094)	(43)	(1,137)	(243)	(19)	(262)	(27)	1	(1,425)
Provision (benefit) for loan and lease losses	950	81	1,031	168	17	185	60	(1)	1,275
Allowance build (release) for loan and lease losses	(144)	38	(106)	(75)	(2)	(77)	33	—	(150)
Other changes(5)	—	2	2	—	—	—	(1)	—	1
Balance as of September 30, 2018	5,116	404	5,520	985	58	1,043	656	—	7,219
Reserve for unfunded lending commitments:
Balance as of June 30, 2018	—	—	—	—	5	5	112	—	117
Benefit for losses on unfunded lending commitments	—	—	—	—	(1)	(1)	(6)	—	(7)
Balance as of September 30, 2018	—	—	—	—	4	4	106	—	110
Combined allowance and reserve as of September 30, 2018	$5,116	$404	$5,520	$985	$62	$1,047	$762	$—	$7,329

	Nine Months Ended September 30, 2018
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Home Loan(1)	Retail Banking	Total Consumer Banking	Commercial Banking	Other(1)	Total
Allowance for loan and lease losses:
Balance as of December 31, 2017	$5,273	$375	$5,648	$1,119	$58	$65	$1,242	$611	$1	$7,502
Charge-offs	(4,649)	(383)	(5,032)	(1,250)	—	(64)	(1,314)	(76)	(7)	(6,429)
Recoveries	1,068	190	1,258	617	1	13	631	37	1	1,927
Net charge-offs	(3,581)	(193)	(3,774)	(633)	1	(51)	(683)	(39)	(6)	(4,502)
Provision (benefit) for loan and lease losses	3,424	234	3,658	499	(6)	45	538	85	(49)	4,232
Allowance build (release) for loan and lease losses	(157)	41	(116)	(134)	(5)	(6)	(145)	46	(55)	(270)
Other changes(1)(5)	—	(12)	(12)	—	(53)	(1)	(54)	(1)	54	(13)
Balance as of September 30, 2018	5,116	404	5,520	985	—	58	1,043	656	—	7,219
Reserve for unfunded lending commitments:
Balance as of December 31, 2017	—	—	—	—	—	7	7	117	—	124
Benefit for losses on unfunded lending commitments	—	—	—	—	—	(3)	(3)	(11)	—	(14)
Balance as of September 30, 2018	—	—	—	—	—	4	4	106	—	110
Combined allowance and reserve as of September 30, 2018	$5,116	$404	$5,520	$985	$—	$62	$1,047	$762	$—	$7,329

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended September 30, 2018					Nine Months Ended September 30, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,596	$1,636	$539	$15	$5,786	$10,550	$4,860	$1,624	$21	$17,055
Non-interest income	893	155	189	(61)	1,176	2,634	504	585	285	4,008
Total net revenue (loss)	4,489	1,791	728	(46)	6,962	13,184	5,364	2,209	306	21,063
Provision (benefit) for credit losses	1,031	184	54	(1)	1,268	3,658	535	74	(49)	4,218
Non-interest expense	2,103	979	408	283	3,773	6,046	2,942	1,220	562	10,770
Income (loss) from continuing operations before income taxes	1,355	628	266	(328)	1,921	3,480	1,887	915	(207)	6,075
Income tax provision (benefit)	315	146	62	(103)	420	810	440	213	(149)	1,314
Income (loss) from continuing operations, net of tax	$1,040	$482	$204	$(225)	$1,501	$2,670	$1,447	$702	$(58)	$4,761

	Three Months Ended June 30, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,396	$1,609	$549	$(3)	$5,551
Non-interest income	884	175	209	373	1,641
Total net revenue	4,280	1,784	758	370	7,192
Provision (benefit) for credit losses	1,171	118	34	(47)	1,276
Non-interest expense	1,904	963	409	148	3,424
Income from continuing operations before income taxes	1,205	703	315	269	2,492
Income tax provision	282	164	73	56	575
Income from continuing operations, net of tax	$923	$539	$242	$213	$1,917

	Three Months Ended September 30, 2017					Nine Months Ended September 30, 2017
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total	Credit Card	Consumer Banking	Commercial Banking(6)	Other(6)	Total
Net interest income	$3,440	$1,649	$560	$51	$5,700	$10,080	$4,744	$1,695	$128	$16,647
Non-interest income	865	192	179	49	1,285	2,478	570	520	9	3,577
Total net revenue	4,305	1,841	739	100	6,985	12,558	5,314	2,215	137	20,224
Provision for credit losses	1,466	293	63	11	1,833	4,580	840	201	4	5,625
Non-interest expense	1,961	1,051	394	161	3,567	5,808	3,152	1,166	289	10,415
Income (loss) from continuing operations before income taxes	878	497	282	(72)	1,585	2,170	1,322	848	(156)	4,184
Income tax provision (benefit)	306	181	103	(142)	448	774	482	310	(361)	1,205
Income from continuing operations, net of tax	$572	$316	$179	$70	$1,137	$1,396	$840	$538	$205	$2,979

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2018 Q3 vs.				Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2018	2017	2017
Credit Card
Earnings:
Net interest income	$3,596	$3,396	$3,558	$3,568	$3,440	6%		5%		$10,550	$10,080	5%
Non-interest income	893	884	857	847	865	1		3		2,634	2,478	6
Total net revenue	4,489	4,280	4,415	4,415	4,305	5		4		13,184	12,558	5
Provision for credit losses	1,031	1,171	1,456	1,486	1,466	(12)		(30)		3,658	4,580	(20)
Non-interest expense	2,103	1,904	2,039	2,108	1,961	10		7		6,046	5,808	4
Income from continuing operations before income taxes	1,355	1,205	920	821	878	12		54		3,480	2,170	60
Income tax provision	315	282	213	297	306	12		3		810	774	5
Income from continuing operations, net of tax	$1,040	$923	$707	$524	$572	13		82		$2,670	$1,396	91
Selected performance metrics:
Period-end loans held for investment	$110,685	$109,777	$107,576	$114,762	$109,130	1		1		$110,685	$109,130	1
Average loans held for investment	109,510	107,893	109,502	110,029	102,545	1		7		108,968	101,258	8
Average yield on loans held for investment(8)	15.79%	15.06%	15.24%	15.13%	15.58%	73	bps	21	bps	15.37%	15.24%	13	bps
Total net revenue margin(9)	16.40	15.87	16.13	16.05	16.79	53		(39)		16.13	16.54	(41)
Net charge-off rate(2)	4.15	4.67	5.03	4.99	4.51	(52)		(36)		4.62	4.85	(23)
30+ day performing delinquency rate	3.78	3.32	3.58	3.98	3.91	46		(13)		3.78	3.91	(13)
30+ day delinquency rate	3.80	3.33	3.59	3.99	3.92	47		(12)		3.80	3.92	(12)
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—		0.02	0.02	—
Purchase volume(10)	$97,469	$97,392	$86,545	$95,659	$84,505	—		15%		$281,406	$240,781	17%

						2018 Q3 vs.				Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2018	2017	2017
Domestic Card
Earnings:
Net interest income	$3,280	$3,108	$3,229	$3,268	$3,132	6%		5%		$9,617	$9,236	4%
Non-interest income	819	818	774	781	787	—		4		2,411	2,288	5
Total net revenue	4,099	3,926	4,003	4,049	3,919	4		5		12,028	11,524	4
Provision for credit losses	950	1,094	1,380	1,402	1,417	(13)		(33)		3,424	4,381	(22)
Non-interest expense	1,890	1,683	1,832	1,880	1,754	12		8		5,405	5,198	4
Income from continuing operations before income taxes	1,259	1,149	791	767	748	10		68		3,199	1,945	64
Income tax provision	293	268	184	280	273	9		7		745	710	5
Income from continuing operations, net of tax	$966	$881	$607	$487	$475	10		103		$2,454	$1,235	99
Selected performance metrics:
Period-end loans held for investment	$101,564	$100,714	$98,535	$105,293	$99,981	1		2		$101,564	$99,981	2
Average loans held for investment	100,566	98,895	100,450	101,087	93,729	2		7		99,970	92,847	8
Average yield on loans held for investment(8)	15.73%	15.05%	15.10%	15.08%	15.51%	68	bps	22	bps	15.29%	15.20%	9	bps
Total net revenue margin(9)	16.30	15.88	15.94	16.03	16.72	42		(42)		16.04	16.55	(51)
Net charge-off rate(2)	4.35	4.72	5.26	5.08	4.64	(37)		(29)		4.78	4.96	(18)
30+ day delinquency rate	3.80	3.32	3.57	4.01	3.94	48		(14)		3.80	3.94	(14)
Purchase volume(10)	$89,205	$88,941	$79,194	$87,287	$76,806	—		16%		$257,340	$219,537	17%
Refreshed FICO scores:(11)
Greater than 660	67%	68%	66%	66%	65%	(1)%		2		67%	65%	2
660 or below	33	32	34	34	35	1		(2)		33	35	(2)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2018 Q3 vs.				Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2018	2017	2017
Consumer Banking
Earnings:
Net interest income	$1,636	$1,609	$1,615	$1,636	$1,649	2%		(1)%		$4,860	$4,744	2%
Non-interest income	155	175	174	179	192	(11)		(19)		504	570	(12)
Total net revenue	1,791	1,784	1,789	1,815	1,841	—		(3)		5,364	5,314	1
Provision for credit losses	184	118	233	340	293	56		(37)		535	840	(36)
Non-interest expense	979	963	1,000	1,081	1,051	2		(7)		2,942	3,152	(7)
Income from continuing operations before income taxes	628	703	556	394	497	(11)		26		1,887	1,322	43
Income tax provision	146	164	130	144	181	(11)		(19)		440	482	(9)
Income from continuing operations, net of tax	$482	$539	$426	$250	$316	(11)		53		$1,447	$840	72
Selected performance metrics:
Period-end loans held for investment(1)	$59,329	$58,727	$74,674	$75,078	$75,564	1		(21)		$59,329	$75,564	(21)
Average loans held for investment(1)	59,220	66,480	74,997	75,289	75,363	(11)		(21)		66,841	74,395	(10)
Average yield on loans held for investment(8)	8.03%	7.32%	6.86%	6.84%	6.79%	71	bps	124	bps	7.36%	6.61%	75	bps
Auto loan originations	$6,643	$6,994	$6,707	$6,215	$7,043	(5)%		(6)%		$20,345	$21,521	(5)%
Period-end deposits	196,635	194,962	193,073	185,842	184,719	1		6		196,635	184,719	6
Average deposits	194,687	193,278	187,785	184,799	185,072	1		5		191,942	185,336	4
Average deposits interest rate	1.00%	0.88%	0.80%	0.69%	0.62%	12	bps	38	bps	0.89%	0.60%	29	bps
Net charge-off rate	1.77	1.19	1.19	1.66	1.47	58		30		1.36	1.30	6
30+ day performing delinquency rate	6.01	5.33	3.86	4.76	4.10	68		191		6.01	4.10	191
30+ day delinquency rate	6.61	5.80	4.27	5.34	4.61	81		200		6.61	4.61	200
Nonperforming loan rate(3)	0.72	0.58	0.61	0.78	0.71	14		1		0.72	0.71	1
Nonperforming asset rate(4)	0.82	0.73	0.70	0.91	0.88	9		(6)		0.82	0.88	(6)
Auto—At origination FICO scores:(12)
Greater than 660	50%	50%	51%	51%	51%	—		(1)%		50%	51%	(1)%
621-660	19	19	18	18	18	—		1		19	18	1
620 or below	31	31	31	31	31	—		—		31	31	—
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2018 Q3 vs.				Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018		2017				2018 vs.
(Dollars in millions, except as noted)	Q3	Q2	Q1	Q4	Q3	Q2		Q3		2018	2017	2017
Commercial Banking
Earnings:
Net interest income	$539	$549	$536	$566	$560	(2)%		(4)%		$1,624	$1,695	(4)%
Non-interest income	189	209	187	188	179	(10)		6		585	520	13
Total net revenue(6)(7)	728	758	723	754	739	(4)		(1)		2,209	2,215	—
Provision (benefit) for credit losses	54	34	(14)	100	63	59		(14)		74	201	(63)
Non-interest expense	408	409	403	437	394	—		4		1,220	1,166	5
Income from continuing operations before income taxes	266	315	334	217	282	(16)		(6)		915	848	8
Income tax provision	62	73	78	79	103	(15)		(40)		213	310	(31)
Income from continuing operations, net of tax	$204	$242	$256	$138	$179	(16)		14		$702	$538	30
Selected performance metrics:
Period-end loans held for investment	$68,747	$67,609	$65,953	$64,575	$67,670	2		2		$68,747	$67,670	2
Average loans held for investment	68,036	66,364	65,181	67,200	67,859	3		—		66,538	67,492	(1)
Average yield on loans held for investment(6)(8)	4.55%	4.43%	4.16%	4.03%	3.98%	12	bps	57	bps	4.38%	3.81%	57	bps
Period-end deposits	$30,474	$31,078	$34,449	$33,938	$32,783	(2)%		(7)%		$30,474	$32,783	(7)%
Average deposits	31,061	32,951	34,057	34,117	33,197	(6)		(6)		32,679	33,890	(4)
Average deposits interest rate	0.79%	0.65%	0.52%	0.46%	0.42%	14	bps	37	bps	0.65%	0.37%	28	bps
Net charge-off (recovery) rate	0.16	(0.04)	0.11	0.85	0.96	20		(80)		0.08	0.64	(56)
Nonperforming loan rate(3)	0.38	0.34	0.47	0.44	1.16	4		(78)		0.38	1.16	(78)
Nonperforming asset rate(4)	0.41	0.37	0.49	0.52	1.22	4		(81)		0.41	1.22	(81)
Risk category:(13)
Noncriticized	$65,926	$64,923	$62,773	$61,162	$63,501	2%		4%		$65,926	$63,501	4%
Criticized performing	2,204	2,088	2,432	2,649	2,878	6		(23)		2,204	2,878	(23)
Criticized nonperforming	259	229	309	284	788	13		(67)		259	788	(67)
PCI loans	358	369	439	480	503	(3)		(29)		358	503	(29)
Total commercial loans	$68,747	$67,609	$65,953	$64,575	$67,670	2		2		$68,747	$67,670	2
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	95.9%	96.1%	95.1%	94.7%	93.8%	(20	)bps	210	bps	95.9%	93.8%	210	bps
Criticized performing	3.2	3.1	3.7	4.1	4.3	10		(110)		3.2	4.3	(110)
Criticized nonperforming	0.4	0.3	0.5	0.4	1.2	10		(80)		0.4	1.2	(80)
PCI loans	0.5	0.5	0.7	0.8	0.7	—		(20)		0.5	0.7	(20)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%					100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2018 Q3 vs.		Nine Months Ended September 30,
	2018	2018	2018	2017	2017	2018	2017			2018 vs.
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3	Q2	Q3	2018	2017	2017
Other(14)
Earnings:
Net interest income	$15	$(3)	$9	$43	$51	**	(71)%	$21	$128	(84)%
Non-interest income	(61)	373	(27)	(14)	49	**	**	285	9	**
Total net revenue (loss)(6)(7)	(46)	370	(18)	29	100	**	**	306	137	123
Provision (benefit) for credit losses	(1)	(47)	(1)	—	11	(98)%	**	(49)	4	**
Non-interest expense(15)	283	148	131	153	161	91	76	562	289	94
Income (loss) from continuing operations before income taxes	(328)	269	(148)	(124)	(72)	**	**	(207)	(156)	33
Income tax provision (benefit)	(103)	56	(102)	1,650	(142)	**	(27)	(149)	(361)	(59)
Income (loss) from continuing operations, net of tax	$(225)	$213	$(46)	$(1,774)	$70	**	**	$(58)	$205	**
Selected performance metrics:
Period-end loans held for investment	—	$11	$53	$58	$58	**	**	—	$58	**
Average loans held for investment	—	21	46	48	55	**	**	$22	60	(63)
Period-end deposits	$20,086	22,185	23,325	23,922	21,560	(9)	(7)	20,086	21,560	(7)
Average deposits	20,972	22,561	23,428	22,646	20,574	(7)	2	22,311	20,090	11
Total
Earnings:
Net interest income	$5,786	$5,551	$5,718	$5,813	$5,700	4%	2%	$17,055	$16,647	2%
Non-interest income	1,176	1,641	1,191	1,200	1,285	(28)	(8)	4,008	3,577	12
Total net revenue	6,962	7,192	6,909	7,013	6,985	(3)	—	21,063	20,224	4
Provision for credit losses	1,268	1,276	1,674	1,926	1,833	(1)	(31)	4,218	5,625	(25)
Non-interest expense	3,773	3,424	3,573	3,779	3,567	10	6	10,770	10,415	3
Income from continuing operations before income taxes	1,921	2,492	1,662	1,308	1,585	(23)	21	6,075	4,184	45
Income tax provision	420	575	319	2,170	448	(27)	(6)	1,314	1,205	9
Income (loss) from continuing operations, net of tax	$1,501	$1,917	$1,343	$(862)	$1,137	(22)	32	$4,761	$2,979	60
Selected performance metrics:
Period-end loans held for investment	$238,761	$236,124	$248,256	$254,473	$252,422	1	(5)	$238,761	$252,422	(5)
Average loans held for investment	236,766	240,758	249,726	252,566	245,822	(2)	(4)	242,369	243,205	—
Period-end deposits	247,195	248,225	250,847	243,702	239,062	—	3	247,195	239,062	3
Average deposits	246,720	248,790	245,270	241,562	238,843	(1)	3	246,932	239,316	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)
In the second quarter of 2018, we sold the substantial majority of our consumer home loan portfolio and the related servicing. We also transferred the remaining consumer home loan portfolio of $398 million to loans held for sale as of June 30, 2018. These actions resulted in a net gain of approximately $400 million in the second quarter of 2018, including a benefit for credit losses of $46 million, which was reflected in the Other category. In the third quarter of 2018, we sold substantially all of the remaining consumer home loan portfolio and recognized a net gain of $99 million in the Other category.

(2)
In August 2018, we accelerated charge-off recognition for certain domestic credit card accounts where the cardholder is deceased. This acceleration led to a one-time increase in net charge-offs of approximately $32 million, increasing the net charge-off rate for total credit card and domestic credit card by approximately 12 basis points and 13 basis points, respectively, for the third quarter of 2018, and 4 basis points for both total credit card and domestic credit card for the first nine months of 2018.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(5)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales where applicable.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate (21% and 35% for all periods presented in 2018 and 2017, respectively) and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2018, we made a change in how revenue is measured in our Commercial Banking business to include the tax benefits of losses on certain tax-advantaged investments. These tax benefits are included in revenue on a taxable-equivalent basis within our Commercial Banking business, with an offsetting reduction to the Other category. In addition, all revenue presented on a taxable-equivalent basis in our Commercial Banking business was impacted by the reduction of the federal tax rate set forth in the Tax Act. The net impact of the measurement change and the reduction of the federal tax rate was a decrease of $30 million and $86 million in revenue in our Commercial Banking business in the third quarter and first nine months of 2018, respectively, with an offsetting impact to the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)
Charges for the impacts of the Tax Act of $1.77 billion were reflected in the Other category of our business segment results for Q4 2017. This amount was a reasonable estimate as of December 31, 2017, which may be adjusted during the measurement period ending no later than December 2018. The Tax Act refers to the Act to provide for reconciliation pursuant to titles II and V of the concurrent resolution on budget for fiscal year 2018 enacted on December 22, 2017.

(15)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Regulatory Capital Metrics
Common equity excluding AOCI	$48,154	$47,359	$46,441	$45,296	$46,415
Adjustments:
AOCI(2)(3)	(1,877)	(1,793)	(1,599)	(808)	(538)
Goodwill, net of related deferred tax liabilities	(14,345)	(14,368)	(14,379)	(14,380)	(14,300)
Intangible assets, net of related deferred tax liabilities(3)	(284)	(328)	(371)	(330)	(372)
Other	817	735	620	258	93
Common equity Tier 1 capital	$32,465	$31,605	$30,712	$30,036	$31,298
Tier 1 capital	$36,826	$35,965	$35,073	$34,396	$35,657
Total capital(4)	43,946	43,082	42,259	41,962	43,272
Risk-weighted assets	288,678	285,223	291,346	292,225	292,041
Adjusted average assets(5)	346,297	349,222	347,287	348,424	340,579
Capital Ratios
Common equity Tier 1 capital(6)	11.2%	11.1%	10.5%	10.3%	10.7%
Tier 1 capital(7)	12.8	12.6	12.0	11.8	12.2
Total capital(8)	15.2	15.1	14.5	14.4	14.8
Tier 1 leverage(5)	10.6	10.3	10.1	9.9	10.5
Tangible common equity (“TCE”)(9)	9.0	8.8	8.6	8.3	8.8

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results and provide alternate measurements of our performance. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018				2018				2018				Nine Months Ended
	Q3				Q2				Q1				September 30, 2018
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,786	—		$5,786	$5,551	$26		$5,577	$5,718	—		$5,718	$17,055	$26		$17,081
Non-interest income	1,176	$(155)		1,021	1,641	(361)		1,280	1,191	$2		1,193	4,008	(514)		3,494
Total net revenue	6,962	(155)		6,807	7,192	(335)		6,857	6,909	2		6,911	21,063	(488)		20,575
Provision for credit losses	1,268	2		1,270	1,276	46		1,322	1,674	—		1,674	4,218	48		4,266
Non-interest expense	3,773	(186)		3,587	3,424	(45)		3,379	3,573	(17)		3,556	10,770	(248)		10,522
Income from continuing operations before income taxes	1,921	29		1,950	2,492	(336)		2,156	1,662	19		1,681	6,075	(288)		5,787
Income tax provision (benefit)	420	(33)		387	575	(92)		483	319	4		323	1,314	(121)		1,193
Income from continuing operations, net of tax	1,501	62		1,563	1,917	(244)		1,673	1,343	15		1,358	4,761	(167)		4,594
Income (loss) from discontinued operations, net of tax	1	—		1	(11)	—		(11)	3	—		3	(7)	—		(7)
Net income	1,502	62		1,564	1,906	(244)		1,662	1,346	15		1,361	4,754	(167)		4,587
Dividends and undistributed earnings allocated to participating securities(11)	(9)	—		(9)	(12)	2		(10)	(10)	—		(10)	(32)	1		(31)
Preferred stock dividends	(53)	—		(53)	(80)	—		(80)	(52)	—		(52)	(185)	—		(185)
Net income available to common stockholders	$1,440	$62		$1,502	$1,814	$(242)		$1,572	$1,284	$15		$1,299	$4,537	$(166)		$4,371
Selected performance metrics:
Diluted EPS(11)	$2.99	$0.13		$3.12	$3.71	$(0.49)		$3.22	$2.62	$0.03		$2.65	$9.32	$(0.34)		$8.98
Efficiency ratio	54.19%	(149	)bps	52.70%	47.61%	167	bps	49.28%	51.72%	(27	)bps	51.45%	51.13%	1	bps	51.14%
Operating efficiency ratio	46.95	(166)		45.29	41.70	138		43.08	45.72	(26)		45.46	44.76	(15)		44.61

	2017				2017				2017				Nine Months Ended
	Q3				Q2				Q1				September 30, 2017
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results	Reported Results	Adj.(10)		Adjusted Results
Selected income statement data:
Net interest income	$5,700	—		$5,700	$5,473	—		$5,473	$5,474	$33		$5,507	$16,647	$33		$16,680
Non-interest income	1,285	—		1,285	1,231	—		1,231	1,061	37		1,098	3,577	37		3,614
Total net revenue	6,985	—		6,985	6,704	—		6,704	6,535	70		6,605	20,224	70		20,294
Provision for credit losses	1,833	$(88)		1,745	1,800	—		1,800	1,992	—		1,992	5,625	(88)		5,537
Non-interest expense	3,567	(125)		3,442	3,414	$(12)		3,402	3,434	(29)		3,405	10,415	(166)		10,249
Income from continuing operations before income taxes	1,585	213		1,798	1,490	12		1,502	1,109	99		1,208	4,184	324		4,508
Income tax provision (benefit)	448	79		527	443	4		447	314	(1)		313	1,205	82		1,287
Income from continuing operations, net of tax	1,137	134		1,271	1,047	8		1,055	795	100		895	2,979	242		3,221
Income (loss) from discontinued operations, net of tax	(30)	—		(30)	(11)	—		(11)	15	—		15	(26)	—		(26)
Net income	1,107	134		1,241	1,036	8		1,044	810	100		910	2,953	242		3,195
Dividends and undistributed earnings allocated to participating securities(11)	(8)	—		(8)	(8)	—		(8)	(5)	—		(5)	(21)	—		(21)
Preferred stock dividends	(52)	—		(52)	(80)	—		(80)	(53)	—		(53)	(185)	—		(185)
Net income available to common stockholders	$1,047	$134		$1,181	$948	$8		$956	$752	$100		$852	$2,747	$242		$2,989
Selected performance metrics:
Diluted EPS(11)	$2.14	$0.28		$2.42	$1.94	$0.02		$1.96	$1.54	$0.21		$1.75	$5.63	$0.49		$6.12
Efficiency ratio	51.07%	(179	)bps	49.28%	50.92%	(17	)bps	50.75%	52.55%	(100	)bps	51.55%	51.50%	(100	)bps	50.50%
Operating efficiency ratio	45.64	(179)		43.85	44.44	(18)		44.26	46.49	(93)		45.56	45.52	(98)		44.54

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of tangible common equity (“TCE”), tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, our measures may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2018	2018	2018	2017	2017
(Dollars in millions)	Q3	Q2	Q1	Q4	Q3
Tangible Common Equity (Period-End)
Stockholders’ equity	$50,638	$49,926	$49,203	$48,730	$50,154
Goodwill and intangible assets(12)	(14,945)	(15,013)	(15,063)	(15,106)	(15,249)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$31,333	$30,553	$29,780	$29,264	$30,545
Tangible Common Equity (Average)
Stockholders’ equity	$50,768	$49,827	$49,031	$50,710	$50,176
Goodwill and intangible assets(12)	(14,982)	(15,043)	(15,092)	(15,223)	(15,277)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$31,426	$30,424	$29,579	$31,127	$30,539
Tangible Assets (Period-End)
Total assets	$362,909	$363,989	$362,857	$365,693	$361,402
Goodwill and intangible assets(12)	(14,945)	(15,013)	(15,063)	(15,106)	(15,249)
Tangible assets	$347,964	$348,976	$347,794	$350,587	$346,153
Tangible Assets (Average)
Total assets	$360,937	$363,929	$362,049	$363,045	$355,191
Goodwill and intangible assets(12)	(14,982)	(15,043)	(15,092)	(15,223)	(15,277)
Tangible assets	$345,955	$348,886	$346,957	$347,822	$339,914
__________

(1)	Regulatory capital metrics and capital ratios as of September 30, 2018 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 80% for 2017 and 100% for 2018.

(4)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(5)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(6)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(7)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(8)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(9)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(10)	Adjustments for the following periods consist of:

	2018	2018	2018	Nine Months Ended	2017	2017	2017	Nine Months Ended
(Dollars in millions)	Q3	Q2	Q1	September 30, 2018	Q3	Q2	Q1	September 30, 2017
Net gains on the sales of exited businesses	$(141)	$(400)	—	$(541)	—	—	—	—
Legal reserve build	170	—	—	170	—	—	—	—
Restructuring charges	—	15	$19	34	$108	—	—	$108
U.K. Payment Protection Insurance customer refund reserve (“U.K. PPI Reserve”)	—	49	—	49	—	—	$99	99
Charges related to the Cabela’s acquisition	—	—	—	—	105	$12	—	117
Total	29	(336)	19	(288)	213	12	99	324
Income tax provision (benefit)	(33)	(92)	4	(121)	79	4	(1)	82
Net income	$62	$(244)	$15	$(167)	$134	$8	$100	$242

(11)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(12)	Includes impact of related deferred taxes.